Capital Group Global Growth Equity ETF
Investment portfolio
August 31, 2022
unaudited
Common stocks 90.99% Information technology 25.90%	Shares	Value (000)
Microsoft Corp.	127,998	$33,468
ASML Holding NV	48,676	23,707
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	276,166	23,018
Adyen NV1	5,146	7,990
Applied Materials, Inc.	66,194	6,227
Broadcom, Inc.	9,749	4,866
Fiserv, Inc.[1]	46,973	4,753
MongoDB, Inc., Class A1	10,762	3,475
Apple, Inc.	19,754	3,106
Hexagon AB, Class B	294,888	3,028
Keyence Corp.	7,100	2,700
EPAM Systems, Inc.[1]	5,754	2,454
NVIDIA Corp.	15,315	2,312
		121,104
Consumer discretionary 16.86%
Chipotle Mexican Grill, Inc.[1]	10,367	16,554
Amazon.com, Inc.[1]	106,766	13,535
LVMH Moët Hennessy-Louis Vuitton SE	18,445	12,002
Floor & Decor Holdings, Inc., Class A1	71,175	5,791
Renault SA1	146,899	4,224
Prosus NV, Class N	65,733	4,079
NIKE, Inc., Class B	33,451	3,561
Cie. Financière Richemont SA, Class A	29,947	3,365
Domino’s Pizza, Inc.	7,376	2,743
MGM China Holdings, Ltd.[1]	4,988,000	2,586
Home Depot, Inc.	8,458	2,439
IDP Education, Ltd.	105,637	2,097
Coupang, Inc., Class A1	121,405	2,052
Booking Holdings, Inc.[1]	1,049	1,968
Domino’s Pizza Enterprises, Ltd.	42,336	1,841
		78,837
Health care 16.61%
UnitedHealth Group, Inc.	24,655	12,804
AstraZeneca PLC	62,155	7,686
Pfizer, Inc.	150,845	6,823
ResMed, Inc.	30,772	6,767
DexCom, Inc.[1]	78,008	6,413
Cigna Corp.	21,501	6,095
Regeneron Pharmaceuticals, Inc.[1]	8,987	5,222
Merck & Co., Inc.	57,530	4,911
Mettler-Toledo International, Inc.[1]	3,908	4,738
Eli Lilly and Company	14,518	4,373
CVS Health Corp.	35,408	3,475
NovoCure, Ltd.[1]	28,908	2,374
Capital Group Global Growth Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Health care (continued)	Shares	Value (000)
Alnylam Pharmaceuticals, Inc.[1]	10,440	$2,158
Bayer AG	39,162	2,070
Tandem Diabetes Care, Inc.[1]	37,707	1,725
		77,634
Consumer staples 8.81%
British American Tobacco PLC	258,270	10,356
Kweichow Moutai Co., Ltd., Class A	28,400	7,926
Philip Morris International, Inc.	74,000	7,066
Nestlé SA	49,574	5,811
Keurig Dr Pepper, Inc.	149,797	5,710
Altria Group, Inc.	96,142	4,338
		41,207
Financials 8.41%
Tradeweb Markets, Inc., Class A	127,049	8,841
AIA Group, Ltd.	904,600	8,754
Kotak Mahindra Bank, Ltd.	238,261	5,744
AXA SA	173,487	4,102
JPMorgan Chase & Co.	26,609	3,026
Citigroup, Inc.	51,963	2,536
Société Générale	96,751	2,147
Ping An Insurance (Group) Company of China, Ltd., Class H	357,000	2,108
Prudential PLC	194,947	2,046
		39,304
Communication services 4.79%
Alphabet, Inc., Class A1	172,425	18,660
Meta Platforms, Inc., Class A1	23,018	3,750
		22,410
Industrials 4.01%
Caterpillar, Inc.	19,708	3,640
MTU Aero Engines AG	16,961	2,999
DSV A/S	19,670	2,914
Airbus SE, non-registered shares	25,153	2,474
Alliance Global Group, Inc.	13,224,600	2,365
NIBE Industrier AB, Class B	249,043	2,342
GT Capital Holdings, Inc.	237,260	2,037
		18,771
Energy 3.46%
Canadian Natural Resources, Ltd. (CAD denominated)	106,881	5,859
Reliance Industries, Ltd.	131,197	4,356
Tourmaline Oil Corp.	59,655	3,527
Equinor ASA	62,610	2,411
Gazprom PJSC[1,2,3]	36,932	—[4]
		16,153
Materials 2.14%
Sherwin-Williams Company	34,943	8,110
Vale SA, ordinary nominative shares	152,490	1,891
		10,001
Total common stocks (cost: $443,438,000)		425,421
Capital Group Global Growth Equity ETF — Page 2 of 5

unaudited
Preferred securities 2.55% Health care 1.65%	Shares	Value (000)
Sartorius AG, nonvoting non-registered preferred shares	18,484	$7,725
Information technology 0.90%
Samsung Electronics Co., Ltd., nonvoting preferred shares	102,657	4,183
Total preferred securities (cost: $11,877,000)		11,908
Short-term securities 6.41% Money market investments 6.41%
Capital Group Central Cash Fund 2.26%[5,6]	299,931	29,987
Total short-term securities (cost: $29,986,000)		29,987
Total investment securities 99.95% (cost: $485,301,000)		467,316
Other assets less liabilities 0.05%		218
Net assets 100.00%		$467,534
Investments in affiliates6

	Value of affiliate at 6/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 8/31/2022 (000)	Dividend income (000)
Short-term securities 6.41%
Money market investments 6.41%
Capital Group Central Cash Fund 2.26%[5]	$22,127	$31,754	$23,891	$(4)	$1	$29,987	$106
Restricted security3

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Gazprom PJSC[1,2]	2/22/2022	$129	$—[4]	.00%
[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Restricted security subject to legal or contractual restrictions on resale. The total value of all such restricted securities was less than one thousand, which represented less than 0.01% of the net assets of the fund.
[4]	Amount less than one thousand.
[5]	Rate represents the seven-day yield at August 31, 2022.
[6]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Capital Group Global Growth Equity ETF — Page 3 of 5

unaudited
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
When the funds’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the funds’ investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the funds’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of each fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — Each fund’s board of trustees has delegated authority to the funds’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. Each fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Capital Group Global Growth Equity ETF — Page 4 of 5

unaudited
The funds’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.
Classifications — The funds’ investment adviser classifies each fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2022 (dollars in thousands).
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$121,104	$—	$—	$121,104
Consumer discretionary	78,837	—	—	78,837
Health care	77,634	—	—	77,634
Consumer staples	41,207	—	—	41,207
Financials	39,304	—	—	39,304
Communication services	22,410	—	—	22,410
Industrials	18,771	—	—	18,771
Energy	16,153	—	—*	16,153
Materials	10,001	—	—	10,001
Preferred securities	11,908	—	—	11,908
Short-term securities	29,987	—	—	29,987
Total	$467,316	$—	$—*	$467,316
*	Amount less than one thousand.
Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2022 Capital Group. All rights reserved.
ETGEFP1-305-1022O-S88435	Capital Group Global Growth Equity ETF — Page 5 of 5